UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2550 Stanwell Drive

Concord, California 94520

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Claes Glassell

On April 14, 2011, Claes Glassell informed the Board of Directors (the “Board”) of Cerus Corporation (the “Company”) that he was resigning as the Company’s President and Chief Executive Officer and as a member of the Board, effective as of April 18, 2011. This decision was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of William M. Greenman as President and Chief Executive Officer and as a member of the Board

On April 18, 2011, the Board appointed William M. Greenman, the Company’s current Senior Vice President, Business Development & Marketing and Chief Business Officer, as the Company’s President and Chief Executive Officer, effective immediately. In addition, the Board elected Mr. Greenman to the Board, effective immediately, to serve until the next annual meeting of the Company’s stockholders.

William M. Greenman, 44, served as the Company’s Senior Vice President, Business Development and Marketing from August 2008 until April 2011 and was named the Company’s Chief Business Officer in April 2010. Previously, Mr. Greenman served as President, Cerus Europe, from 2006 until August 2008. From 1999 to 2006, Mr. Greenman served as Vice President, Business Development after returning to the Company from a brief time in the venture capital business. Prior to joining the Company in 1995 as Director of Business Development, Mr. Greenman worked in various marketing and business development positions in Baxter’s Biotech Division from 1991 to 1995. Mr. Greenman has served on the board of directors of Aduro BioTech, a venture backed private cancer vaccines company, since June 2010.

In connection with Mr. Greenman’s appointment as President and Chief Executive Officer, the Board approved following changes to Mr. Greenman’s compensation, effective immediately:

1.	an increase in Mr. Greenman’s annual base salary from $321,360 per year to $415,000 per year;

2.	the grant of an option to purchase 550,000 shares of the Company’s Common Stock at an exercise price of $2.72 per share, which shall vest as to (1/8th) of the shares six months after the date of grant and 1/48th of the shares vest each month thereafter ; and

3.	an adjustment to Mr. Greenman’s target bonus percentage under the Bonus Plan for Senior Management of Cerus Corporation from 35% to 60%.

Mr. Greenman will not receive any compensation in connection with his service as a member of the Board.

A copy of the Company’s press release, entitled “Cerus Appoints William “Obi” Greenman as President and Chief Executive Officer” is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 20, 2011, entitled “Cerus Appoints William “Obi” Greenman as President and Chief Executive Officer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION
Dated: April 20, 2011
	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Accounting Officer

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 20, 2011, entitled “Cerus Appoints William “Obi” Greenman as President and Chief Executive Officer.”